Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Emanuel N. Hilario, Chief Financial Officer, in connection with the Report on Form 10-Q of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended April 1, 2006 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Chief Financial Officer

Dated: May 9, 2006